Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the ordinary shares, NIS 0.01 nominal (par) value per share of Internet Gold-Golden Lines Ltd. is filed on behalf of each of them.


Date: May 16, 2007


                      /s/Shaul Elovitch
                      -----------------
                      Mr. Shaul Elovitch


                      /s/Yossef Elovitch
                      ------------------
                      Mr. Yossef Elovitch


                      /s/Shaul Elovitch
                      -----------------
                      Eurocom Communications Ltd

                      Name:  Shaul Elovitch
                      Title:    Chairman

                      /s/Moshe H. Ne'eman
                      -------------------
                      Eurocom Communication Holdings 2005 Ltd.

                      Name:  Moshe H. Ne'eman - M.Z.N - R.B. Trustees Ltd.
                      Title:  Trustee

                      /s/Moshe H. Ne'eman
                      -------------------
                      Eurocom Technologies Management 2005 Ltd.

                      Name:  Moshe H. Ne'eman - M.Z.N - R.B. Trustees Ltd.
                      Title:  Trustee

                      /s/Moshe H. Ne'eman
                      -------------------
                      Eurocom Assets Ltd.

                      Name:  Moshe H. Ne'eman - M.Z.N - R.B. Trustees Ltd.
                      Title:  Trustee
                      Title:    Chairman

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                      /s/Moshe H. Ne'eman
                      -------------------
                      Eurocom Assets Holdings Ltd. - M.Z.N - R.B. Trustees Ltd.

                      Name:  Moshe H. Ne'eman
                      Title:    Trustee

                      /s/Shaul Elovitch
                      -----------------
                      Eurocom Holdings (1979) Ltd.

                      Name:  Shaul Elovitch
                      Title:    Chairman





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